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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                   FORM 8-K/A

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date Of Report (Date Of Earliest Event Reported): October 19, 2000

                             Berkshire Hathaway Inc.
             (Exact Name Of Registrant As Specified In Its Charter)

          Delaware                    001-14905                       47-0813844
(State Or Other Jurisdiction         (Commission                (I.R.S. Employer
      Of Incorporation)              File Number)            Identification No.)

1440 Kiewit Plaza, Omaha, Nebraska                                         68131
(Address Of Principal Executive Offices)                              (Zip Code)

Registrant's Telephone Number, Including Area Code:   (402) 346-1400


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         This filing is made solely (i) to reflect that the total number of shares of Shaw Industries, Inc. ("Shaw") common stock which is subject to a voting agreement among certain shareholders of Shaw and Berkshire Hathaway Inc. (as previously reported in the Form 8-K filed by Berkshire Hathaway Inc. on October 24, 2000) is 35,200,790, or 28.4% of the issued and outstanding Shaw common stock, (ii) to file a copy of the amended and restated voting agreement reflecting such corrected number of shares, and (iii) to file a corrected copy of the Agreement and Plan of Merger previously filed as Exhibit 99.1 to the Form 8-K filed by Berkshire Hathaway Inc. on October 24, 2000 (which did not include the signature page thereto).
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Item  7.          Financial Statements and Exhibits.

                  (c)      Exhibits.

                           99.1 Agreement and Plan of Merger, dated as of October 19, 2000, by and among SII
                                    Acquisition, Inc., Shaw Industries, Inc., and Berkshire Hathaway.

                           99.2 Contribution and Participation Agreement, dated as of October 19, 2000, by and among SII Acquisition, Inc., Berkshire Hathaway and the Continuing Holders.*

                           99.3     Amended and Restated Voting Agreement,
                                    dated as of October 30, 2000, by
                                    and among Berkshire Hathaway, SII
                                    Acquisition, Inc. and certain Shaw
                                    stockholders named therein.

                           99.4     Investor Voting Agreement, dated as of
                                    October 19, 2000 by and between Berkshire
                                    Hathaway and Shaw Industries, Inc.*

                           99.5     Press Release, dated October 19, 2000, of
                                    Berkshire Hathaway.*

*  Previously filed with Form 8-K filed by Berkshire Hathaway on
October 24, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: November 3, 2000

                                          BERKSHIRE HATHAWAY INC.


                                          By: /s/ Marc D. Hamburg
                                                  Marc D. Hamburg
                                                  Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit        Description
-------        -----------

99.1 Agreement and Plan of Merger, dated as of October 19, 2000, by and among SII Acquisition, Inc., Shaw Industries, Inc., and
               Berkshire Hathaway.

99.2           Contribution and Participation Agreement, dated as of October 19,
               2000, by and among SII Acquisition, Inc., Berkshire Hathaway and the Continuing Holders.*

99.3           Amended and Restated Voting Agreement, dated as of October 30,
               2000, by and among Berkshire Hathaway, SII Acquisition, Inc.
               and certain Shaw stockholders named therein.

99.4 Investor Voting Agreement, dated as of October 19, 2000 by and between Berkshire Hathaway and Shaw Industries, Inc.*

99.5           Press Release, dated October 19, 2000, of Berkshire Hathaway.*



*  Previously filed with Form 8-K filed by Berkshire Hathaway on
October 24, 2000.